NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

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MidWestOne Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2007

To The Shareholders of MidWestOne Financial Group, Inc.:

The Annual Meeting of Shareholders of MidWestOne Financial Group, Inc. will be held at The Peppertree, 2274 Highway 63, Oskaloosa, Iowa, on Thursday, April 26, 2007, at 10:30 a.m., for the following purposes:

1.	To elect directors to serve until the Annual Meeting of Shareholders at which their term expires and until their successors shall have been elected and qualified;

2.	To ratify the appointment of KPMG LLP as independent auditors for the current fiscal year; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

* * * * *

The Board of Directors has fixed the close of business on February 20, 2007, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

To be sure that your shares are represented at the meeting, please either complete and promptly mail the enclosed proxy card in the envelope provided for this purpose or vote through the telephone or Internet voting procedures described on the proxy card. If your shares are registered in the name of a bank or brokerage firm, telephone or Internet voting will be available to you only if offered by your bank or broker and such procedures are described on the voting form sent to you.

By Order of the Board of Directors

Charles S. Howard, Chairman of the Board

Oskaloosa, Iowa

March 28, 2007

PROXY STATEMENT

MidWestOne Financial Group, Inc.

222 First Avenue East

Oskaloosa, Iowa 52577

INTRODUCTION

The enclosed Proxy is solicited by the Board of Directors of MidWestOne Financial Group, Inc., an Iowa corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on April 26, 2007, and at any adjournment thereof. The Proxy may be revoked at any time before it is exercised by submitting a later dated Proxy, by giving notice of such revocation to the Company in writing, or by attending and requesting such revocation at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute the revocation of the Proxy. If the Proxy is not revoked, the shares represented thereby will be voted in the manner specified in the Proxy. A Proxy properly executed and received prior to the Annual Meeting which does not give specific voting instructions will be voted FOR the election of the nominees to the Board of Directors set forth herein and FOR the ratification of the appointment of KPMG LLP as independent auditors for the current fiscal year and as the persons designated as proxies on the enclosed proxy card determine is in the best interests of the Company in any other business that may properly come before the meeting or any adjournment thereof. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but not voted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a Proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby for any matter submitted to the shareholders for a vote (broker non-votes), such shares will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered as entitled to vote at the Annual Meeting of Shareholders.

For participants in the MidWestOne Financial Group, Inc. Employee Stock Ownership Plan and Trust (the “ESOP”), the proxy card will also serve as a voting instruction card for MidWestOne Bank, the trustee of the ESOP (the “Trustee”), with respect to shares held in the participants’ accounts. A participant cannot direct the voting of shares allocated to the participant’s account in the ESOP unless the proxy card is signed and returned. If proxy cards representing shares in the ESOP are not returned, those shares will be voted by the Trustee in the same proportion as the shares for which signed proxy cards are returned by the other participants in the ESOP.

The cost of preparing, assembling, and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the accompanying Proxy is being borne by the Company. In addition to the solicitation by mail, officers, directors, and regular employees of the Company may solicit Proxies by telephone or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed by the Company for their reasonable expenses.

The record date for shareholders entitled to vote at the meeting is the close of business on February 20, 2007, at which time the Company had issued and outstanding 3,713,290 shares of Common Stock, and all of those shares are eligible to vote at the Annual Meeting of Shareholders. Holders of Common Stock are entitled to one vote per share on any matter that may properly come before the meeting.

This Proxy Statement, the enclosed Proxy, and the attached Notice were first sent to shareholders on approximately March 28, 2007.

PROPOSAL 1

Election of Directors

Three directors are to be elected at the Annual Meeting of Shareholders by holders of Common Stock to serve until the Annual Meeting of Shareholders at which their respective term expires and until their respective successor has been elected and qualified. The Articles of Incorporation and Bylaws of the Company state that the Board of Directors of the Company shall set the size of the Board of Directors in a range of not less than five directors nor greater than fifteen directors. The Board of Directors set the size for the current Board of Directors at eleven individuals.

Each shareholder of record shall be entitled to as many votes as the total of the number of shares of Common Stock, $5.00 par value per share, held of record by such shareholder. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Company does not have cumulative voting.

Under applicable provisions of Iowa law and the Bylaws of the Company, a majority of the outstanding shares of the Company entitled to vote, represented in person or by Proxy, constitute a quorum. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the election of directors in the manner set forth above will be required to elect directors.

In the absence of instructions to the contrary, the Proxies solicited by the Board of Directors will be voted in favor of the election of the nominees identified in the following table, all of whom are members of the present Board of Directors.

The nominees and the directors of the Company whose terms continue beyond the 2007 Annual Meeting of Shareholders are identified in the following table. The term for which nominees Richard R. Donohue, John P. Pothoven, and R. Scott Zaiser are nominated will expire at the 2010 Annual Meeting of Shareholders. Except as may be otherwise expressly stated, the nominees for director have been employed in the capacities indicated for more than five years. Additional information regarding these nominees and each director as of February 20, 2007, is set forth in the following table. The number of shares of Common Stock of the Company beneficially owned by each of the nominees and directors as of February 20, 2007, is set forth on pages 18 and 19.

Name and Principal Occupation for the Last Five Years	First Became a Director	Present Term Expires at Annual Meeting	Age
Nominees:

Richard R. Donohue	1999	2007	57
Managing Partner, TD&T Financial Group, Oskaloosa, Iowa. This is a certified public accounting firm in which he is involved in all phases of the practice.

John P. Pothoven	1994	2007	64
President of MidWestOne Bank(1) since 1984, Chairman of MidWestOne Bank from January 1998 to December 31, 2005.

R. Scott Zaiser	2006	2007	46

President, Zaiser’s Landscaping, Inc., Burlington, Iowa. This is a landscaping company specializing in the design and installation of landscaping for residential and commercial properties in southeastern Iowa and west central Illinois.

Other Directors:

Donal D. Hill	2006	2008	53

Senior partner and director of Medical Arts Clinic, P.C. located in Fairfield, Iowa. His practice is involved in family practice and internal medicine. He is a past president of the state medical society, recipient of Iowa’s physician of the year award, and is a national lecturer in medical topics.

Charles S. Howard	1988	2008	51

Chairman of the Company since January 1998 and President and Chief Executive Officer of the Company since June 1993; previously Executive Vice President of the Company; Chairman of Central Valley Bank(1) from June 1994 to January 2000; Vice Chairman of MidWestOne Bank & Trust (1) from January 1996 to December 31, 2005; Chairman of Pella State Bank(1) from November 1997 to December 31, 2005; Chairman of MIC Financial, Inc.(1) since January 1998; Chairman of MidWestOne Investment Services, Inc.(1) since October 2004; and Chairman of MidWestOne Bank since January 2006

Barbara J. Kniff-McCulla	2005	2009	50

Chairman and Secretary/Treasurer of KLK Construction Corp., Pella, Iowa, doing underground utility work. Member in ViewPointe, LLC, a land development company. Member in Phantom Partners, LLC d/b/a Culver’s of Colorado Springs.

David A. Meinert	1991	2008	53

Executive Vice President of the Company since June 1993 and Chief Financial Officer since September 1984; President of Central Valley Bank from June 1994 to January 1997; Chairman of Central Valley Bank from January 2000 to December 31, 2005; President of MIC Financial, Inc. since March 2000; Executive Vice President and Treasurer of MidWestOne Investment Services, Inc. since October 2004.

James G. Wake	2000	2008	67
General Manager, Smith-Wake Ag Services, Oskaloosa, Iowa. This is an agribusiness involved in feed, grain, and livestock production.

Michael R. Welter	2000	2009	56
President of M & M Enterprises, Sigourney, Iowa, doing general commercial contracting work in southeast Iowa

Name and Principal Occupation for the Last Five Years	First Became a Director	Present Term Expires at Annual Meeting	Age
Robert D. Wersen	2006	2009	64

President and founder of Interpower Corporation, which produces power system components for electrical equipment. The corporation is headquartered in Oskaloosa, Iowa and has expanded to other Iowa communities and established a subsidiary office in England.

Edward C. Whitham	2000	2009	67
President, Financial Management Accounting, Inc., Burlington, Iowa. This is an accounting, tax preparation, and pension administration firm in which he is involved in all phases of the practice.

(1)	MidWestOne Bank, Central Valley Bank, and Pella State Bank were subsidiaries of the Company (all located in Iowa) until January 1, 2006. Effective January 1, 2006, these three banks were merged into MidWestOne Bank & Trust (another bank subsidiary of the Company), and the name of “MidWestOne Bank & Trust” was changed to “MidWestOne Bank.” MIC Financial, Inc. and MidWestOne Investment Services, Inc. are subsidiaries of the Company. As of December 31, 2006, MIC Financial, Inc. had no assets.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Director Independence and Board Meetings

All members of the Board of Directors are “independent directors” under criteria established by the Securities and Exchange Commission and NASDAQ, with the exception of Charles S. Howard, David A. Meinert and John P. Pothoven. Five regularly scheduled meetings and two special meetings of the Board of Directors of the Company were held during 2006. Each director attended at least 75 percent of the aggregate number of the Board meetings and any meetings of committees on which the director served. The Board has an Audit Committee, a Compensation Committee, and a Nominating Committee. To promote open discussion among the independent directors (those directors who are not officers or employees of the Company), the independent directors meet in executive session a minimum of two times per year. The Company strongly encourages all Board members to attend the Annual Meeting of Shareholders. All Board members attended the Annual Meeting of Shareholders held in 2006.

Committee Membership and Meetings

During 2006, the Audit Committee consisted of Richard R. Donohue, as Chairperson, James G. Wake, Michael R. Welter, and Edward C. Whitham, all of whom are independent directors under criteria established by the Securities and Exchange Commission and NASDAQ. Based on the attributes, education and experience requirements required by NASD Rule 4350(d)(2)(A), the requirements set forth in Section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board of Directors has identified Richard R. Donohue as an “Audit Committee Financial Expert” as defined under Item 407(d) of Regulation S-K and has determined him to be “independent.” The Audit Committee recommends independent auditors to the Board, reviews with the independent auditors the plan, scope and results of the auditors’ services, approves their fees and reviews the Company’s financial reporting and internal control functions. The Audit Committee also performs the duties set forth in its written charter, which has been adopted by the Board of Directors. A copy of the Audit Committee Charter was attached to the 2005 Proxy Statement as an exhibit and is also available for review on the web site of the Company (www.midwestonefinancial.com). The Committee is also prepared to meet privately at any time at the request of the independent public accountants or members of management to review any special situation arising on any of the above subjects. Reference is made to the “Report of the Audit Committee.” The Audit Committee met six times during 2006. None of the Audit Committee members serve on any other audit committee of a listed company.

During 2006, the Compensation Committee consisted of Edward C. Whitham, as Chairperson, Richard R. Donohue, Donal D. Hill, Barbara J. Kniff-McCulla, James G. Wake, Michael R. Welter, Robert D. Wersen, and R. Scott Zaiser, all of whom are independent directors under criteria established by the Securities and Exchange Commission and NASDAQ. The Compensation Committee reviews the Company’s compensation and benefit policies, including the individual salaries of the Chief Executive Officer and the Executive Vice President. The Compensation Committee also performs the duties set forth in the Compensation Discussion and Analysis Report and in its written charter. A copy of the Compensation Committee Charter was attached to the 2005 Proxy Statement as an exhibit and is also available for review on the web site of the Company (www.midwestonefinancial.com). The Compensation Committee met twice during 2006.

The Compensation Committee has authority to retain, approve fees for and terminate independent advisors to assist in fulfillment of its responsibilities. The Committee engaged Frederic W. Cook & Co., Inc., an outside executive compensation consulting firm, to provide information to the Committee and to act as a resource for the Committee. Management also provides information and proposals for the consideration of the Committee. While the Committee may invite various members of management to attend portions of Committee meetings, the Committee considers certain matters in executive session and is the final decision maker for the recommendation of compensation for the Chief Executive Officer and Executive Vice President.

During 2006, the Company’s Nominating Committee consisted of Michael R. Welter, as Chairperson, Richard R. Donohue, Donal D. Hill, Barbara J. Kniff-McCulla, James G. Wake, Robert D. Wersen, Edward C. Whitham, and R. Scott Zaiser, all of whom are independent directors under criteria established by the Securities and Exchange Commission and NASDAQ. This Committee makes recommendations to the Board of Directors regarding the composition and structure of the Board and nominations for election of directors. This Committee recommended to the Board of Directors the director-nominees proposed in this Proxy Statement for election by the shareholders. The Nominating Committee reviews the qualifications of, and recommends to the Board, candidates to fill Board vacancies that occur during the year. The Nominating Committee also performs the duties set forth in its written charter, a copy of which was attached to the Proxy Statement filed in 2004 and is also available for review on the web site of the Company (www.midwestonefinancial.com). The Charter, among other things, contains information regarding the composition of the Board of Directors and selection criteria used by the Committee. This Committee will consider, as part of its nomination process, any director candidate recommended by a shareholder of the Company who follows the procedures shown under the heading “2008 Shareholder Proposals.” When identifying and evaluating nominees to the Company’s board of directors, the Nominating Committee reviews current directors of the Company, reviews current directors of the Company’s banking subsidiary, solicits input from existing directors and executive officers, and reviews submissions from shareholders, if any. The Nominating Committee met two times in 2006.

Compensation of Directors

Non-employee directors of the Company were paid a quarterly fee in advance based upon an annual retainer of $8,000, plus a fee for meetings attended. During 2006, each non-employee director was paid $450 per regular and special meeting for directors’ meetings attended, $500 for each Audit Committee meeting attended (with the chairperson of the Audit Committee receiving $600), $500 for each Compensation Committee meeting attended, $250 for each Nominating Committee meeting attended, and $250 for each executive session attended. No employee directors are paid directors’ fees.

All non-employee directors are awarded 1,000 restricted stock units upon their initial election to the Board. The shares vest one-third on each anniversary date of the award. The vested shares are not transferable, however, until the third anniversary after such portion of the restricted stock units vests. The directors may, however, vote such shares after the date of the award and are entitled to any dividends attributable to such shares after the date of the award.

Each non-employee director who has completed at least one full year of service as a director at the date of each annual meeting of shareholders of the Company is granted stock options to purchase 1,000 shares of stock of the Company at the fair market value of such shares on the date of grant. The date of grant is the same day as the date of the annual meeting of shareholders of the Company. The stock options become vested and are exercisable thirty-three percent upon the first anniversary date of the grant of such options, sixty-six percent upon the second anniversary and one hundred percent upon the third anniversary. The director does not have the right to vote the shares represented by such options or to receive any dividends attributable to such shares until the director has given written notice of exercise of such options, has paid in full for such shares and has performed any other actions required by the stock incentive plan.

The Company offers the option to the directors to defer receipt of all or a portion of the cash that would have been paid as directors’ fees. The deferred fees are invested by the Company, and the director is an unsecured general creditor of the Company. At the time the deferral election is made, the director specifies the amount of the fees to be deferred and the duration of the deferral. The deferred fees are credited with interest at a rate established on an annual basis on the first day of the year based on the five-year corporate AAA bond rate as quoted in The Wall Street Journal.

The following table shows compensation information for the directors of the Company during 2006:

Director Compensation for 2006

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Option Awards(3)(4)	Non-Equity Incentive Plan Compensation	Change in Pension Value & Nonqualified Deferred Compensation Earnings(5)	All Other Compensation	Total
Richard R. Donohue	$27,300	$4,238	$3,681	—	$6,944	—	$42,163
Donal D. Hill, D.O.	$19,900	$4,238	$3,681	—	—	—	$27,819
Barbara J. Kniff-McCulla	$24,800	$4,238	$1,747	—	—	—	$30,785
James G. Wake	$23,000	$4,238	$3,681	—	—	—	$30,919
Michael R. Welter	$25,550	$4,238	$3,681	—	—	—	$33,469
Robert D. Wersen	$19,550	$4,238	$3,681	—	—	—	$27,469
Edward C. Whitham	$26,300	$4,238	$3,681	—	—	—	$34,219
R. Scott Zaiser	$21,100	$4,238	$3,681	—	$2,543	—	$31,562

(1)	Richard R. Donohue deferred all $27,300 of his Director’s Fees, and R. Scott Zaiser deferred $4,800 of his Director’s Fees pursuant to the Director Deferred Compensation Plan. Fees for all directors include a fee of $800 for each bank board meeting attended and $250 for each bank committee meeting attended.

(2)	Stock awards consist only of restricted stock units. Amounts shown do not reflect compensation actually received by the named director. Instead, the amounts shown are the compensation costs recognized by the Company in 2006 for stock awards. The stock awards are subject to a vesting schedule whereby one-third of each award vests on the three anniversary dates of the date of grant. Additionally, the shares when issued may not be sold until the third anniversary of the date on which the shares vested. Dividends are paid on all shares commencing with any dividend paid after the grant of the award.

(3)	Amounts shown do not reflect compensation actually received by the named director. Instead, the amounts shown are the compensation costs recognized by the Company in the year designated for option awards as determined pursuant to FAS 123R.

(4)	Richard R. Donohue has 7,346 outstanding stock options of which 5,067 are exercisable; Donal D. Hill, D.O. has 11,245 outstanding stock options of which 8,966 are exercisable; Barbara J. Kniff-McCulla has 1,810 outstanding stock options of which none are exercisable; James G. Wake has 7,828 outstanding stock options of which 5,549 are exercisable; Michael R. Welter has 3,625 outstanding stock options of which 1,346 are exercisable; Robert D. Wersen has 15,932 outstanding stock options of which 13,653 are exercisable; Edward C. Whitham has 6,247 outstanding stock options of which 3,968 are exercisable; R. Scott Zaiser has 6,786 outstanding stock options of which 4,507 are exercisable.

(5)	Amounts shown in the table reflect the excess earnings over the amount that would have been earned using the Applicable Federal Rate for the period. Commencing on January 1, 2007, amounts earned on deferred fees will be credited with interest at a rate established on an annual basis on the first day of the year based on the five-year corporate AAA bond rate as quoted in The Wall Street Journal.

MANAGEMENT

Executive Officers

Name	Age	Position with the Company
Charles S. Howard	51	Chairman, President and Chief Executive Officer
David A. Meinert	53	Executive Vice President and Chief Financial Officer
John P. Pothoven	64	President and Chief Executive Officer of MidWestOne Bank
Thomas W. Campbell	50	Regional President for Northern Region of MidWestOne Bank
Jerry D. Krause	55	Regional President for Southern Region of MidWestOne Bank

Charles S. Howard and David A. Meinert were elected by the Board of Directors of the Company in April 2006 to the positions described above for a term of one year or until their successors are duly elected and qualified. John P. Pothoven, Thomas W. Campbell, and Jerry D. Krause were elected by the MidWestOne Bank Board of Directors in January 2006 to the positions described above for a term of one year or until their successors are duly elected and qualified. The responsibilities and experience of each executive officer are described below.

Charles S. Howard has been a director of the Company since 1988 and a director of MidWestOne Bank f/k/a MidWestOne Bank & Trust since 1993. He was elected President and Chief Executive Officer of the Company in June 1993 and elected Chairman of the Company in January 1998. Mr. Howard was elected Chairman of MidWestOne Bank in January 2006 and served as Vice Chairman of MidWestOne Bank & Trust from January 1996 to December 31, 2005. Mr. Howard served as Chairman of Central Valley Bank from June 1994 until January 2000 and served as a director of Central Valley Bank from June 1994 to January 2004. He served as Chairman and as a director of Pella State Bank from November 1997 to December 31, 2005. He also served as a director of MidWestOne Bank from October 1999 through December 31, 2005. Mr. Howard was elected as Chairman and as a director of MidWestOne Investment Services, Inc. in October 2004. Prior thereto, he served as Executive Vice President and Chief Operating Officer of the Company.

David A. Meinert, C.P.A., has been a director of the Company since 1991. He also serves as Executive Vice President and Chief Financial Officer of the Company. Mr. Meinert served as Chairman of Central Valley Bank from January 2000 to December 31, 2005, served as a director of Central Valley Bank from 1994 through December 31, 2005, and served as President of Central Valley Bank from June 1994 to January 1997. He also served as a director of MidWestOne Bank from October 1999 to December 31, 2005. Mr. Meinert was a director of Pella State Bank from November 1997 to January 2004. Mr. Meinert was elected as President of MIC Financial, Inc. effective March 1, 2000. Mr. Meinert was elected as Executive Vice President and Treasurer and as a director of MidWestOne Investment Services, Inc. in October 2004.

John P. Pothoven has been a director of the Company since 1994 and a director of MidWestOne Bank f/k/a MidWestOne Bank & Trust since 1976. He has served as President and Chief Executive Officer of MidWestOne Bank since 1984 and Chairman of MidWestOne Bank from January 1998 to December 31, 2005. Mr. Pothoven was elected as a director of MidWestOne Investment Services, Inc. in January 2006. Mr. Pothoven joined MidWestOne Bank & Trust in 1976 as a Vice President and was promoted to Executive Vice President in 1978.

Thomas W. Campbell joined MidWestOne Financial group as Executive Vice President of Central Valley Bank in August of 1994. He served as a director and President of Central Valley Bank from January 1997 to December 31, 2005. On January 1, 2006 Mr. Campbell was named Regional President of MidWestOne Bank for the Northern Region. Prior to joining MidWestOne Financial Group, Mr. Campbell began his banking career as a management trainee in 1983 and served as a Vice President of Horizon Bank from 1985 to 1994.

Jerry D. Krause has been in banking since 1971. Mr. Krause joined the Company as a Senior Vice President for Central Valley Bank in 1996. Mr. Krause was elected as Executive Vice President and as a director of Central Valley Bank in January 1997 and served in that capacity until April 2004, at which time he was elected as President and CEO and as a director of MidWestOne Bank in Burlington, Iowa. He is currently serving as Regional President of MidWestOne Bank for the Southern Region.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

The philosophy of the Compensation Committee in setting its compensation policies for executive officers is to maximize shareholder value over time. The Compensation Committee believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Compensation Committee has adopted the following guidelines for compensation decisions:

•	Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.

•	Align executive compensation programs with the Company’s annual and long-term business strategies and objectives.

•	Provide variable compensation opportunities that are directly linked to the performance of the Company and the performance of the individual employee.

The Compensation Committee focuses primarily on the following six components in forming the total compensation package for its executive officers:

•	Base salary

•	Annual incentive bonus

•	Long-term incentives

•	Deferred compensation benefits

•	Retirement benefits provided under an employee stock ownership plan and a 401(k) plan

•	Executive perquisites and generally available benefit programs

The Company has selected these elements of compensation because each is considered useful and/or necessary to meet one or more of the principal objectives of our compensation philosophy. For instance, base salary and annual incentive bonus percentage are set with the goal of attracting employees and adequately compensating and rewarding them on a day-to-day basis for the time spent and the services they perform, while the equity programs are geared toward providing an incentive and reward for achievement of long-term business objectives and retaining key talent. The Company believes that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the objectives of the compensation program.

The Committee reviews the compensation program on at least an annual basis, including each of the above elements, other than deferred compensation and retirement benefits, which are reviewed periodically to ensure that benefit levels remain competitive. In setting compensation levels for a particular executive, the Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as the executive’s past and expected future contributions to the Company. The Company does not have employment agreements with its executive officers.

Base Salary

The Company makes base salaries a significant portion of the executive compensation package in order to remain competitive in attracting and retaining executive talent. The Committee determines the Chief Executive Officer’s and the Executive Vice President’s annual cash salaries after reviewing similar compensation information from a peer group of 28 companies. This review usually occurs in December of each year. The peer group typically includes a broad range of companies in the financial services industry with whom the Company competes for executive talent. The Committee currently intends to continue using this same peer group for 2007. The peer group consists of the following companies:

LNB Bancorp, Inc.	Community Bank Shares of Indiana, Inc.
Cass Information Systems, Inc.	DCB Financial Corp.
Tri City Bankshares Corp.	Fentura Financial, Inc.
United Bancorp, Inc.	UnionBancorp, Inc.
Centrue Financial Corp.	Rurban Financial Corp.
Dearborn Bancorp, Inc.	IBT Bancorp, Inc.
Team Financial, Inc.	First Financial Service Corp.
Blue Valley Ban Corp.	Ohio Valley Banc Corp.
Tower Financial Corp.	PSB Holdings, Inc.
LCNB Corp.	Farmers National Banc Corp.
O.A.K. Financial Corp.	First Citizens Banc Corp.
NB&T Financial Group, Inc.	Monroe Bancorp
BNCORP, Inc.	Kentucky Bancshares, Inc.
Ames National Corp.	Northern States Financial Corp.

Data on the compensation practices of the above-mentioned peer group generally is gathered through searches of publicly available information, including publicly available data bases. The Committee also relies upon information provided by its independent consultant, Frederic W. Cook & Co., Inc.

In determining base salary, the Committee also considers other factors such as job performance, skill set, prior experience, executive’s time in his or her position and/or with the Company, internal consistency regarding pay levels for similar positions or skill levels within the Company, external pressures to attract and retain talent, and market conditions generally. The goal of the Committee is to target total compensation, including base pay, at the market’s 50th percentile of its peer group.

The Committee reviewed the compensation of Mr. Howard and Mr. Meinert and recommended an increase of four percent in the base salary of both individuals starting in January 2007.

Mr. Howard uses peer group data received from the Iowa Bankers Association and other market information for establishing salaries for his direct reports and other employees of the Company and Bank.

Annual Incentive Bonus

The Company uses a “Performance Compensation Plan” (the “Plan”) for employees of the Company and its subsidiaries. The Plan is designed to assist the Board of Directors and management in communicating to the employees the goal of profitable growth.

Each employee participating in the Plan is eligible to be considered to receive an annual bonus based upon pre-tax profits. At the bank subsidiary level, the Plan focuses on pre-tax profits at the bank plus the overall profitability of the Company. At the holding company level, the Plan focuses on consolidated budgeted pre-tax profits for the holding company. For the employees of the holding company, the Plan provides that a bonus pool will be created in the amount of one percent of the consolidated budgeted pre-tax profits for the Company. The size of the pool is then adjusted by a formula upward or downward depending upon how actual profits compared to budget. The amount of the pool is then allocated among three groups designated by the Plan by the percentage amounts specified in the Plan and leaves fifteen percent to be allocated at the discretion of the Committee. The President and the Executive Vice President receive an aggregate of fifty-eight percent of the pool, which is allocated proportionately between them based upon base compensation. Additionally, the Board of Directors retains the discretion to deviate from the Plan if warranted. The Compensation Committee recommended payment of the annual incentive bonus to the President and the Executive Vice President pursuant to the Plan formula. The Committee did award $2,000 of the discretionary pool for the Company to Charles S. Howard and $2,000 to David A. Meinert and further awarded $2,000 of the discretionary pool for the Bank to John P. Pothoven for 2006. The Committee instructed management to use its discretion to award all or a portion of the balance of the discretionary pools to other employees.

Long-Term Incentive Compensation

The Company provides long-term incentive compensation through awards of stock options and restricted stock units that vest over multiple years. The Company’s equity compensation program is intended to align the interests of our key employees with those of our stockholders by creating an incentive for the key employees to maximize stockholder value. The equity compensation program also is designed to encourage the key employees to remain employed with the Company despite a very competitive labor market. Equity based incentives are granted to key employees currently under the 1998 Incentive Stock Plan and the 2006 Incentive Stock Plan. The 1998 Incentive Stock Plan is solely a stock option plan. A total of 550,000 shares were authorized to be offered to key employees and directors pursuant to such plan. As of December 31, 2006, options representing 95,023 shares may still be granted pursuant to such plan. The remainder of the shares represented by stock options issued pursuant to such plan have already been granted.

The 2006 Stock Incentive Plan authorizes both stock options and restricted stock units. The Committee has sole discretion to determine the mix of options and restricted stock units. The Committee may also determine any conditions pertaining to such restricted stock units.

The Committee believes that stock options can be an effective tool for meeting the Company’s compensation goal of increasing long-term stockholder value by tying the value of the stock options to the future performance of the Company. Employees are able to profit from stock options only if the Company stock price increases in value over the stock option’s exercise price. The Committee believes that the options will provide effective incentives to option holders to achieve increases in the value of the Company stock.

In December 2006 the Committee decided not to grant stock options and began granting to key employees restricted stock units because they provide more predictable value to employees than stock options, and therefore are efficient tools in retaining and motivating employees, while also serving as an incentive to increase the value of the Company stock. Restricted stock units also may be efficient with respect to the use of Company shares dedicated to employee compensation because fewer restricted stock units are needed to be granted to provide a retention and incentive value similar to stock options. The number of options and/or restricted stock units that the Committee grants to each key employee and the terms of such restricted stock units are determined based upon a variety of factors, including market data collected regarding the peer companies previously listed and the individual performance of the employee. The Committee annually reviews the performance of the key employees based on a number of factors, including the individual’s accomplishments during the prior fiscal year and over the course of his or her service with the Company, how effectively the individual reflects the values of the Company, and the feedback that the Committee receives pertaining to the performance of the employee. In December 2006 the Committee relied upon the above-mentioned factors to approve restricted stock unit grants for the named executive officers and other key employees. The Committee also delegated to management within guidelines prescribed by the Committee the ability to grant restricted stock units to other eligible key employees.

In December 2006 Mr. Howard received a grant of 500 restricted stock units; Mr. Meinert received a grant of 500 restricted stock units; and Mr. Pothoven received a grant of 500 restricted stock units.

All stock options and restricted stock units utilize vesting periods in order to encourage key employees to continue in the employ of the Company. All options to date have been granted at the fair market value of the Company’s common stock determined on the date of grant.

Deferred Compensation Plan

The Company also maintains a non-qualified deferred compensation (salary continuation) plan for Charles S. Howard, David A. Meinert and John P. Pothoven. Charles S. Howard is entitled to receive $110,000 per year for 15 years starting at age 65 pursuant to the salary continuation plan. David A. Meinert is entitled to receive $95,000 per year for 15 years starting at age 65 pursuant to the salary continuation plan. John P. Pothoven is entitled to receive $85,000 per year for 15 years starting at age 65 pursuant to the salary continuation plan.

Retirement Benefits Under the Employee Stock Ownership Plan and 401(k) Plan

The Company also maintains a tax qualified employee stock ownership plan and a 401(k) plan. Both plans provide for broad-based employee participation. Under the employee stock ownership plan, the Committee makes a contribution on an annual basis based upon a formula. The current contribution for all eligible employees is determined by establishing a percentage of annual compensation. The same percentage of compensation is used for all eligible employees. The percentage is determined through the utilization of a matrix chart incorporating the Company’s Return on Assets (ROA) and Return on Equity (ROE) for the current year. For example, if the Company achieves an ROA of 1.0% to 1.10% and an ROE of 11.0% to 12.0%, the contribution to all eligible employees by the Company would be five percent. The matrix provides for a minimum contribution of three percent and a maximum of ten percent. For 2006, the Company’s financial performance resulted in an ROA of .92% and an ROE of 10.65% providing for an ESOP contribution of four percent. The 401(k) plan provides for a Company match of 50 percent of employee contributions up to a maximum employee contribution of six percent of compensation. Additionally, the Internal Revenue Service prescribes a maximum annual contribution per employee which changes on an annual basis. The ESOP contains a vesting formula, but employees are at all times fully vested in their own and Company contributions to the 401(k) plan. The Company does not provide defined benefit pension plans for its employees.

Executive Perquisites and Generally Available Benefit Programs

The Company offers a number of other benefits to the named executive officers pursuant to benefit programs that provide for broad-based employee participation. These benefit programs include health care coverage, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, vacation and holiday pay and certain other benefits. The goal of such programs is to allow the Company to remain competitive for employee talent, and the Committee believes that the availability of the benefit programs generally enhances employee productivity and loyalty to the Company. The main objectives of these benefit programs are to give the employees access to quality health care, financial protection from unforeseen events, assistance in achieving retirement financial goals, and enhance health and productivity in full compliance with applicable legal requirements. These generally available benefits typically do not specifically factor into decisions regarding an individual executive’s total compensation. None of the executive officers received perquisites or other benefits in excess of $10,000.

Compensation of Chief Executive Officer

During 2006, Mr. Howard received a salary of $254,118. In setting Mr. Howard’s salary, incentive bonus and equity compensation grant, the Committee relied on market competitive pay data and the strong belief that the Chief Executive Officer significantly and directly influences the overall performance of the Company. The Committee also took into consideration the overall compensation policies discussed above. The annual incentive bonus for Mr. Howard for 2006 was $33,910. The Committee believes that the compensation of Mr. Howard is in line with the philosophy and goals described herein.

Compensation Committee Interlocks and Insider Participation

In 2006, the Compensation Committee consisted of Richard R. Donohue, Donal D. Hill, Barbara J. Kniff-McCulla, James G. Wake, Michael R. Welter, Robert D. Wersen, Edward C. Whitham and R. Scott Zaiser. All members of the Compensation Committee are independent directors and there are no Compensation Committee interlocks.

REPORT ON EXECUTIVE COMPENSATION FOR MIDWESTONE FINANCIAL GROUP, INC.

The Compensation Committee establishes and oversees the design and functioning of the Company’s Executive Compensation Program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the 2007 annual meeting.

COMPENSATION COMMITTEE:

Richard R. Donohue

Donal D. Hill

Barbara J. Kniff-McCulla

James G. Wake

Michael R. Welter

Robert D. Wersen

Edward C. Whitham

R. Scott Zaiser

Summary Compensation

The following table shows compensation information for the named executive officers for 2006:

Summary Compensation Table

Name & Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value & Nonqualified Defer Comp(3)	All Other Compensation(4)	Total
Charles S. Howard	2006	$254,118	$33,910	—	$18,330	—	$37,905	$15,736	$359,999
Chairman, President and Chief Executive Officer

David A. Meinert	2006	$186,502	$25,420	—	$18,330	—	$42,392	$19,680	$292,324
Executive Vice President and Chief Financial Officer

John P. Pothoven	2006	$169,400	$23,700	—	$13,360	—	$103,991	$19,508	$329,959
President and Chief Executive Officer, MidWestOne Bank

Thomas W. Campbell	2006	$131,040	$16,786	—	$13,061	—	—	$10,567	$171,454
Regional President MidWestOne Bank

Jerry D. Krause	2006	$125,580	$16,086	—	$10,968	—	—	$9,126	$161,760
Regional President MidWestOne Bank

(1)	Stock awards consist only of restricted stock units. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the compensation costs recognized by the Company in 2006 for stock awards. The stock awards are subject to a vesting schedule whereby one-fourth of each award vests on the four anniversary dates of the date of grant. Dividends are paid on all shares commencing with any dividend paid after the grant of the award.
(2)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the compensation costs recognized by the Company in the year designated for option awards as determined pursuant to FAS 123R.
(3)	Amounts consist of the expense incurred by the Company during the year to reflect the increase in the Company liability for the benefit to be paid pursuant to the salary continuation plan maintained for the named executive officer.
(4)	Amounts include the following:

Name	Year	ESOP Contribution	401(k) Match	Group Term Life Insurance	Excess Earnings on Deferred Compensation
Charles S. Howard	2006	$6,600	$8,800	$336	—
David A. Meinert	2006	$6,028	$8,325	$336	$4,991
John P. Pothoven	2006	$5,671	$7,561	$336	$5,940
Thomas W. Campbell	2006	$4,385	$5,846	$336	—
Jerry D. Krause	2006	$3,767	$5,023	$336	—

The Company does not maintain a defined benefit pension plan, and no executive officer received perquisites or other personal benefits in excess of $10,000.

Grants of Plan-Based Awards

The following table shows all plan-based awards granted to the named executive officers during 2006. The stock awards identified in the table below are also reported in the Outstanding Equity Awards at 2006 Year End Table.

Grants of Plan-Based Awards for 2006

Name	Compen- sation Committee Action Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards ($/Shr.)	Grant Date Fair Value Stock & Option Awards (1)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Charles S. Howard	12/21/2006	12/29/2006	—	—	—	—	—	—	500	—	—	$9,970
David A. Meinert	12/21/2006	12/29/2006	—	—	—	—	—	—	500	—	—	$9,970
John P. Pothoven	12/21/2006	12/29/2006	—	—	—	—	—	—	500	—	—	$9,970
Thomas W. Campbell	12/21/2006	12/29/2006	—	—	—	—	—	—	300	—	—	$5,982
Jerry D. Krause	12/21/2006	12/29/2006	—	—	—	—	—	—	300	—	—	$5,982

(1)	Fair value represents the number of shares granted times the market value as of the date of the grant.

Outstanding Equity Awards

The following table shows all outstanding equity awards held by the named executive officers at the end of 2006. The 2006 stock awards are also reported in the previous Grants of Plan-Based Awards Table.

Outstanding Equity Awards at 2006 Year End

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable
Charles S. Howard	13,492	0		—	$19.875	12/31/2007	—	—	—	—
	5,000	0		—	$16.875	12/31/2008	—	—	—	—
	7,000	0		—	$16.010	12/31/2012	—	—	—	—
	7,350	0		—	$18.760	12/31/2013	—	—	—	—
	4,620	2,380	(1)	—	$20.840	12/31/2014	—	—	—	—
	990	2,010	(2)	—	$17.770	12/30/2015	—	—	—	—
	—	—		—	—	—	500	$9,970	—	—

	38,452	4,390

David A. Meinert	10,379	0		—	$19.875	12/31/2007	—	—	—	—
	4,000	0		—	$16.875	12/31/2008	—	—	—	—
	2,000	0		—	$12.000	12/31/2009	—	—	—	—
	3,750	0		—	$8.375	12/29/2010	—	—	—	—
	4,000	0		—	$11.250	12/31/2011	—	—	—	—
	7,000	0		—	$16.010	12/31/2012	—	—	—	—
	7,350	0		—	$18.760	12/31/2013	—	—	—	—
	4,620	2,380	(1)	—	$20.840	12/31/2014	—	—	—	—
	990	2,010	(2)	—	$17.770	12/30/2015	—	—	—	—
	—	—		—	—	—	500	$9,970	—	—

	44,089	4,390

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable
John P. Pothoven	8,000	0		—	$19.875	12/31/2007	—	—	—	—
	4,000	0		—	$16.875	12/31/2008	—	—	—	—
	3,750	0		—	$8.375	12/29/2010	—	—	—	—
	4,000	0		—	$11.250	12/31/2011	—	—	—	—
	5,000	0		—	$16.010	12/31/2012	—	—	—	—
	5,250	0		—	$18.760	12/31/2013	—	—	—	—
	3,300	1,700	(1)	—	$20.840	12/31/2014	—	—	—	—
	825	1,675	(2)	—	$17.770	12/30/2015	—	—	—	—
	—	—		—	—	—	500	$9,970	—	—

	34,125	3,375

Thomas W. Campbell	4,000	0		—	$19.875	12/31/2007	—	—	—	—
	2,000	0		—	$16.875	12/31/2008	—	—	—	—
	850	0		—	$12.000	12/31/2009	—	—	—	—
	3,750	0		—	$8.375	12/29/2010	—	—	—	—
	4,000	0		—	$11.250	12/31/2011	—	—	—	—
	5,000	0		—	$16.010	12/31/2012	—	—	—	—
	5,250	0		—	$18.760	12/31/2013	—	—	—	—
	3,300	1,700	(1)	—	$20.840	12/31/2014	—	—	—	—
	693	1,407	(2)	—	$17.770	12/30/2015	—	—	—	—
	—	—		—	—	—	300	$5,982	—	—

	28,843	3,107

Jerry D. Krause	2,000	0		—	$19.875	12/31/2007	—	—	—	—
	1,000	0		—	$16.875	12/31/2008	—	—	—	—
	500	0		—	$12.000	12/31/2009	—	—	—	—
	850	0		—	$8.375	12/29/2010	—	—	—	—
	3,000	0		—	$11.250	12/31/2011	—	—	—	—
	4,000	0		—	$16.010	12/31/2012	—	—	—	—
	4,200	0		—	$18.760	12/31/2013	—	—	—	—
	2,772	1,428	(1)	—	$20.840	12/31/2014	—	—	—	—
	693	1,407	(2)	—	$17.770	12/30/2015	—	—	—	—
	—	—		—	—	—	300	$5,982	—	—

	19,015	2,835

(1)	33% were exercisable on or after 12/31/2005, 66% were exercisable on or after 12/31/2006, and 100% are exercisable on or after 12/31/2007.

(2)	33% were exercisable on or after 12/30/2006, 66% are exercisable on or after 12/30/2007, and 100% are exercisable on or after 12/30/2008.

(3)	25% vest each year on the anniversary date of the grant beginning 12/29/2007.

(4)	Fair value represents the number of shares granted times the market value as of the date of the grant.

Option Exercises and Stock Vested

The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and value realized upon vesting by the named executive officers during 2006.

Options Exercises and Stock Vested for 2006

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting
Charles S. Howard	—	—	—	—
David A. Meinert	16,655	$147,230	—	—
John P. Pothoven	8,000	$65,000	—	—
Thomas W. Campbell	—	—	—	—
Jerry D. Krause	1,667	$13,703	—	—

(1)	Value realized is the difference between the option price and the market price as of the date of exercise times the number of shares exercised.

Pension Benefits

The Company does not maintain a defined benefit pension plan for the named executive officers or other employees. The Company does maintain an employee stock ownership plan and a 401(k) plan in which all employees are generally able to participate. The benefits provided by those plans are described previously under the heading “Retirement Benefits Under the Employee Stock Ownership Plan and 401(k) Plan.”

Deferred Compensation Plan

The Company maintains a deferred compensation (salary continuation) plan for Charles S. Howard, David A. Meinert and John P. Pothoven. The benefits provided pursuant to such plan are as follows:

Name	Annual Payment	Number of Years
Charles S. Howard	$110,000	15
David A. Meinert	$95,000	15
John P. Pothoven	$85,000	15

The benefits pursuant to such plan will commence for each individual following the retirement of such individual on or after attaining the age of 65.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

The Company presently has no employment contracts with the named executive officers of the Company. The Company does maintain a deferred compensation (salary continuation) plan for the named executive officers of the Company listed in the preceding section, “Deferred Compensation Plan.” The salary continuation plan contains a change-in-control provision which applies in the event that there is both a change in control of the Company and the employment of the particular named executive officer is terminated with the Company within 24 months after such change in control. In such event, the change-in-control benefit is paid to the employee in a lump sum within 90 days following termination of employment. The amount of the change-in-control benefit is determined by vesting the employee in 100 percent of the normal retirement benefit the employee would otherwise have been entitled to receive pursuant to the salary continuation plan.

Loans to Officers and Directors and Other Transactions With Officers and Directors

During 2006 MidWestOne Bank made loans or loan commitments, in the ordinary course of business, to directors and officers of the Company and to corporations or partnerships with which one or more of the officers or directors of the Company were associated. In the opinion of management of the Company, all such loans and loan commitments were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Ownership of Securities by Certain Beneficial Owners and Management

The following table sets forth certain information as of February 20, 2007, with respect to the Common Stock beneficially owned by each existing director and executive officer of the Company, by each nominee, by all executive officers and directors as a group and by each shareholder known by the Company to be the beneficial owner of more than five percent of the Common Stock.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Thomas W. Campbell(2)	35,303	*
Richard R. Donohue(3)	8,257	*
Donal D. Hill(4)	13,314	*
Charles S. Howard(5)	259,210	6.9%
Barbara J. Kniff-McCulla(6)	1,998	*
Jerry D. Krause(7)	30,975	*
David A. Meinert(8)	120,197	3.2%
John P. Pothoven(9)	111,677	3.0%
James G. Wake(10)	9,743	*
Michael R. Welter(11)	7,485	*
Robert D. Wersen(12)	20,008	*
Edward C. Whitham(13)	8,455	*
R. Scott Zaiser(14)	6,210	*
Executive Officers and Directors as a group (13 persons)(15)	632,834	16.1%

MidWestOne Financial Group, Inc. Employee Stock Ownership Plan (ESOP)(16)(17)	449,541	12.1%
Jeffrey L. Gendell(18)	248,282	6.7%

*	Less than 1%.

(1)	Except as described in the following notes, each person or group owns the shares directly and has sole voting and investment power with respect to such shares. The shares listed include shares subject to options exercisable within sixty days of February 20, 2007.

(2)	Such shares include 2,000 shares owned jointly with his spouse, 28,843 shares subject to currently exercisable options, and 4,160 shares allocated to his ESOP account. This excludes the remaining 445,381 ESOP shares with respect to which Mr. Campbell shares dispositive power as an ESOP Administrator.

(3)	Such shares include 1,616 shares owned by his spouse, 34 shares held by a partnership, and 5,067 shares subject to currently exercisable options.

(4)	Such shares include 206 shares owned jointly with his spouse and 8,966 shares subject to currently exercisable options.

(5)

Such shares include 79,790 shares owned by his spouse, 3,500 shares owned jointly with his spouse, a total of 2,636 shares owned as custodian for his two children, 38,452 shares subject to currently exercisable options, and 40,478 shares allocated to his ESOP account. Excludes the remaining 409,063 ESOP shares with respect to which Mr. Howard shares dispositive power as an ESOP Administrator.

(6)	Such shares include 998 shares held in a trust.

(7)	Such shares include 1,300 shares held in an IRA, 4,599 shares held in his spouse’s IRA, 1,051 shares owned by his spouse as joint tenants with other family members, 19,015 shares subject to currently exercisable options, and 3,043 shares allocated to his ESOP account. This excludes the remaining 446,498 ESOP shares with respect to which Mr. Krause shares dispositive power as an ESOP Administrator.

(8)	Such shares include 37,588 shares owned jointly with his spouse, a total of 532 shares owned as custodian for his two minor children, 44,089 shares subject to currently exercisable options, and 37,488 shares allocated to his ESOP account. Excludes the remaining 412,053 ESOP shares with respect to which Mr. Meinert shares dispositive power as an ESOP Administrator.

(9)	Such shares include 15,789 shares held in an IRA, 34,125 shares subject to currently exercisable options, and 35,016 shares allocated to his ESOP account. Excludes the remaining 414,525 ESOP shares with respect to which Mr. Pothoven shares dispositive power as an ESOP Administrator.

(10)	Such shares include 223 shares owned by his spouse, 380 shares owned by a corporation of which Mr. Wake has control, and 5,549 shares subject to currently exercisable options.

(11)	Such shares include 4,484 shares owned jointly with his spouse, 655 shares held in an IRA, and 1,346 shares subject to currently exercisable options.

(12)	Such shares include 2,472 shares owned jointly with his spouse, 2,883 shares held in an IRA, and 13,653 shares subject to currently exercisable options.

(13)	Such shares include 570 shares held in a profit sharing plan, 183 shares held in an IRA, 578 shares held in his spouse’s IRA, 220 shares held in his spouse’s profit sharing plan, 297 shares held in his spouse’s money purchase pension plan, and 3,968 shares subject to currently exercisable options.

(14)	Such shares include 575 shares owned jointly with his spouse, 128 shares owned by a corporation of which Mr. Zaiser has control, and 4,507 shares subject to currently exercisable options.

(15)	Such shares include a total of 120,185 ESOP shares allocated to the accounts of directors and executive officers and a total of 207,580 shares subject to currently exercisable options.

(16)	The Company’s ESOP holds shares of the Company’s Common Stock pursuant to the terms of the ESOP. The Trustee of the ESOP, the Trust Department of MidWestOne Bank, has the power to dispose of ESOP shares in accordance with the terms of the ESOP and votes any unallocated ESOP shares at the direction of the Committee acting as ESOP Administrators. The ESOP Administrators are Thomas W. Campbell, Jerry D. Krause, Howard G. Slagter, President of Cook & Son Agency, Inc., Charles S. Howard, David A. Meinert, and John P. Pothoven. Shares allocated to participants’ accounts are voted by the respective participants. Shares not voted by a participant will be voted by the Trustee in the same proportion as the shares for which signed proxy cards are returned by the other participants in the ESOP. The Trustee disclaims beneficial ownership of all of the shares, and the ESOP Administrators disclaim beneficial ownership of all shares other than those allocated to their respective accounts held by the ESOP. The amount of beneficial ownership shown for the ESOP includes those shares allocated to accounts of executive officers of the Company, which shares are also reflected in the individual’s respective beneficial ownership as indicated in the footnotes above.

(17)	The address of the ESOP Administrators is 222 First Avenue East, Oskaloosa, IA 52577.

(18)

A Schedule 13F was filed by Jeffrey L. Gendell, 55 Railroad Avenue, 3rd Floor, Greenwich, CT 06830. Mr. Gendell indicates that he has sole voting power over 248,282 shares in his capacity as an institutional investment manager.

PROPOSAL 2

Ratification Of Independent Auditors’ Appointment

The Board of Directors of the Company, at the recommendation of the Audit Committee, has approved the accounting firm of KPMG LLP, Independent Registered Public Accounting Firm, as the independent auditor for the Company to conduct the audit examination of the Company and its subsidiaries for the 2007 fiscal year. KPMG LLP was also the independent auditor and performed the audit for the 2006 fiscal year.

A representative from KPMG LLP is anticipated to be present at the Annual Meeting of Shareholders. He will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions from shareholders.

The Board recommends that shareholders vote FOR the ratification of the appointment of KPMG LLP as independent auditors for the 2007 fiscal year. In the absence of instructions to the contrary, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment of KPMG LLP as independent auditors.

Independent Registered Public Accounting Firm

Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, and fees billed for other services rendered by KPMG LLP:

	2006	2005
Audit Fees(1)	$125,000	$128,000
Audit-related Fees(2)	11,500	13,200
Tax Fees(3)	25,000	44,000
All Other Fees(4)	0	0

Total	$161,500	$185,200

1.	Audit Fees represent fees for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

2.	Audit-related Fees represent assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Such services related primarily to audits of employee benefit plans and other attestation services.

3.	Tax Fees represent fees for professional services related to tax compliance, which included preparation of tax returns, tax advice, and tax planning.

4.	All other fees represent fees billed by the principal accountant for any other services.

Independence

The Audit Committee has considered whether the non-audit services provided by KPMG LLP to the Company are compatible with maintaining the independence of KPMG LLP and concluded that the independence of KPMG LLP is not compromised by providing such services.

The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The incorporation by reference of this Proxy Statement into any document filed with the Securities and Exchange Commission shall not be deemed to include the following report unless such report is specifically stated to be incorporated by reference into such document.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company’s independent auditors and internal auditing department. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

As part of its responsibilities, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006, with the Company’s management.

2.	The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380).

3.	The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP the independence of KPMG LLP.

4.	Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

5.	The Board has adopted an Audit Committee Charter, which was attached to the 2005 Proxy Statement as an exhibit and is also available for review on the web site of the Company (www.midwestonefinancial.com).

Each of the members of the Audit Committee is independent as defined under the listing standards of the NASD/AMEX exchange. The undersigned members of the Audit Committee have submitted this Report.

Richard R. Donohue

James G. Wake

Michael R. Welter

Edward C. Whitham

GENERAL MATTERS

Financial Statements

The Company’s 2006 Annual Report to Shareholders and the annual report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements, for the fiscal year ended December 31, 2006, have accompanied the mailing of the Proxy Statement. The Form 10-K is also available on the Securities and Exchange Commission’s Internet web site at http://www.sec.gov/cgi-bin/srch-edgar.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who own more than 10 percent of the Company’s Common Stock file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and NASDAQ. Specific due dates for these reports have been established, and the Company is required to disclose in its Proxy Statement any failure to file by these dates during the Company’s 2006 fiscal year.

All the applicable filing requirements were satisfied by the officers, directors and 10 percent owners during 2006 with the exception that a Form 4 reflecting year end stock option grants was filed one day late for Charles S. Howard, David A. Meinert and John P. Pothoven as a result of the timing of the New Year’s holiday in relation to the date of the stock option grants. In making this statement, the Company is relying upon written representations of its incumbent officers, directors, and 10 percent owners and copies of applicable reports furnished to the Company.

Shareholder Communications

The Company provides for a process for stockholders to send communications to the Board of Directors. Stockholders may send communications to the Board of Directors by contacting the Company’s Chief Financial Officer in one of the following ways:

In writing at 222 First Avenue East, Oskaloosa, Iowa, 52577;

By email at dmeinert@mwofg.com.

The Chief Financial Officer will submit each communication received to the Board of Directors at the next regular meeting.

2008 Shareholder Proposals

In order for any proposals of shareholders pursuant to the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 to be presented as an item of business at the Annual Meeting of Shareholders of the Company to be held in 2008, the proposal must be received at the Company’s principal executive offices no later than November 27, 2007 and must be limited to 500 words. To be included in the Company’s proxy statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or one percent (1%) of the Company’s shares entitled to be voted on the proposal and have held the shares for at least one year and shall continue to hold the shares through the date of the Annual Meeting. Either you, or your representative who is qualified under state law to present the proposal on your behalf, must attend the meeting to present the proposal. Shareholders may not submit more than one proposal. A shareholder proposal submitted outside the procedures described in Rule 14a-8 shall be considered untimely unless received no later than February 10, 2008.

Shareholders wishing to recommend names of individuals for possible nomination to the Company’s Board of Directors may do so according to the following procedures established by the Board:

1.	Contact the Secretary of the Company to obtain the Board Membership Criteria established by the Board of Directors.

2.	Make typewritten submission to the Secretary of the Company naming the proposed candidate and specifically noting how the candidate meets the criteria set forth by the Board.

3.	Submission must be received by the Company 120 days prior to the expected mailing date of the proxy.

4.	Person making submission must prove they are a shareholder of the Company and that they own shares with a market value of at least $2,000 and have held those shares for at least one year at the time the submission is made.

5.	If the person being submitted is aware of the submission, he or she must sign a statement indicating such.

6.	If the person being submitted is not aware of the submission, the submitter must explain why.

The written submission must be mailed to:

Corporate Secretary

MidWestOne Financial Group, Inc.

222 First Avenue East

Oskaloosa, Iowa 52577

Other Matters

Management does not know of any other matters to be presented at the meeting, but should other matters properly come before the meeting, the proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Karen K. Binns, Secretary

March 28, 2007

THE DIRECTORS AND OFFICERS

OF MIDWESTONE FINANCIAL GROUP, INC.

CORDIALLY INVITE YOU TO ATTEND THE

ANNUAL MEETING OF SHAREHOLDERS

THURSDAY, APRIL 26, 2007, 10:30 A.M. CDT

THE PEPPERTREE

2274 HWY 63

OSKALOOSA, IA 52577

You can vote in one of three ways: 1) By Mail, 2) By Internet, 3) By Phone.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, COMPLETE BOTH SIDES OF PROXY CARD,

DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

DETACH PROXY CARD HERE	DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

COMMON	MidWestOne Financial Group, Inc. If you plan to personally attend the Annual Meeting of Shareholders on April 26, 2007, please check the box and list the names of attendees below.
Dated: ____________________________________ Signature: _________________________________ Signature if held jointly: ______________________	Return this stub in the enclosed envelope with your completed proxy card.
I/We do plan to attend the Annual meeting. ☐
Names of persons attending: _______________________________________ _______________________________________

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.
2.	Visit our Internet voting Site at http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen.
3.	When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, April 24, 2007 at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

This is a “secure” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.
2.	Using a touch-tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3.	When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, April 24, 2007 at 11:59 p.m. Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail

REVOCABLE PROXY	MidWestOne Financial Group, Inc.	COMMON

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned as a shareholder of record on February 20, 2007 hereby appoints Charles S. Howard and David A. Meinert as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of MidWestOne Financial Group, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 2007, or any adjournment thereof.

Proposal 1 - Election of Directors

☐  For all the nominees listed below (Except as marked to the contrary below)

☐  Withhold authority to vote for all the nominees below (Instructions: to withhold authority to vote for any individual nominee, strike through the nominee’s name.)

Three Year Terms:     01. Richard R. Donohue     02. John P. Pothoven     03. R. Scott Zaiser

Proposal 2 - Ratify the Appointment of KPMG LLP as Independent Auditors for the Company

☐  For              ☐   Against              ☐   Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(to be signed on the other side)

THE DIRECTORS AND OFFICERS

OF MIDWESTONE FINANCIAL GROUP, INC.

CORDIALLY INVITE YOU TO ATTEND THE

ANNUAL MEETING OF SHAREHOLDERS

THURSDAY, APRIL 26, 2007, 10:30 A.M. CDT

THE PEPPERTREE

2274 HWY 63

OSKALOOSA, IA 52577

You can vote in one of three ways: 1) By Mail, 2) By Internet, 3) By Phone.

See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, COMPLETE BOTH SIDES OF PROXY CARD,

DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.

209 West Jackson Boulevard, Suite 903

Chicago, Illinois 60606

DETACH PROXY CARD HERE	DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

ESOP	MidWestOne Financial Group, Inc. If you plan to personally attend the Annual Meeting of Shareholders on April 26, 2007, please check the box and list the names of attendees below.
Dated: ____________________________________ Signature: _________________________________ Signature if held jointly: ______________________	Return this stub in the enclosed envelope with your completed proxy card.
I/We do plan to attend the Annual meeting. ☐
Names of persons attending: _______________________________________ _______________________________________

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.
2.	Visit our Internet voting Site at http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen.
3.	When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, April 24, 2007 at 11:59 p.m. Central Time.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

This is a “secure” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.
2.	Using a touch-tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3.	When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, April 24, 2007 at 11:59 p.m. Central Time.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail

REVOCABLE PROXY	MidWestOne Financial Group, Inc.	ESOP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned as a shareholder of record on February 20, 2007 hereby appoints Charles S. Howard and David A. Meinert as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of MidWestOne Financial Group, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 2007, or any adjournment thereof.

Proposal 1 - Election of Directors

☐  For all the nominees listed below (Except as marked to the contrary below)

☐  Withhold authority to vote for all the nominees below (Instructions: to withhold authority to vote for any individual nominee, strike through the nominee’s name.)

Three Year Terms:     01. Richard R. Donohue     02. John P. Pothoven     03. R. Scott Zaiser

Proposal 2 - Ratify the Appointment of KPMG LLP as Independent Auditors for the Company

☐  For              ☐   Against              ☐   Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(to be signed on the other side)